STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS

SUPPLEMENT DATED JULY 24, 2015 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED APRIL 1, 2015

The Board of Trustees (the “Board”) of Northern Institutional Funds (the “Trust”) recently approved certain changes to the principal investment strategies of the U.S. Government Portfolio, U.S. Government Select Portfolio and Treasury Portfolio (the “Portfolios”). These changes were approved in connection with amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Amendments”), which is the primary rule governing money market funds, including the Portfolios. The SAI is being updated as described below to reflect that the Portfolios will operate as “government money market funds,” as defined in the Amendments. The changes, all of which are effective September 30, 2015, will bring the Portfolios into conformance with the requirements of the Amendments.

1.	The second, sixth, seventh and eighth paragraphs of the section entitled “INVESTMENT OBJECTIVES AND STRATEGIES” beginning on page 4 of the SAI are deleted and replaced with the following:

With respect to the U.S. Government Portfolio and U.S. Government Select Portfolio, such Portfolios’ policies to invest at least 99.5% of their respective total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities will be in accordance with Rule 2a-7 under the 1940 Act. With respect to the Treasury Portfolio, such Portfolio’s policy to invest its assets exclusively in cash, short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury (“Treasury Obligations”) and repurchase agreements fully collateralized by cash or Treasury Obligations will be in accordance with Rule 2a-7 under the 1940 Act. As described further below, the Tax-Exempt Portfolio and Municipal Portfolio have policies that may not be changed without shareholder approval to invest at least 80% of their respective net assets in debt instruments, the interest on which is exempt from regular federal income tax. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

Treasury Portfolio seeks to achieve its objective by investing, under normal circumstances, its total assets exclusively in: cash; Treasury Obligations; and repurchase agreements that are collateralized fully by cash or Treasury Obligations.

U.S. Government Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities.

U.S. Government Select Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities. Subject to the foregoing 99.5% investment strategy requirement, under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation.